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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2018

M III ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-37796 (Commission File Number)	47-4787177 (IRS Employer Identification No.)

3 Columbus Circle 15th Floor New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant's telephone number, including area code: (212) 716-1491

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

        On January 9, 2018, M III Acquisition Corp. (the "Company") entered into Amendment No. 3 ("Amendment No. 3") to the Agreement and Plan of Merger, dated as of November 3, 2017 (the "Merger Agreement"), as amended by Amendment No. 1 ("Amendment No. 1") and Amendment No. 2 ("Amendment No. 2") to the Merger Agreement, by and among IEA Energy Services LLC (together with its subsidiaries, "IEA"), the Company, Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC ("Seller"), Oaktree Power Opportunities Fund III Delaware, L.P. ("Oaktree"), solely in its capacity as the representative of the Seller, and solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC and M III Sponsor I LP.

        Amendment No. 3 was entered into by the parties for the purpose of increasing the 2018 earnout threshold from $65,000,000 to an amount equal to (i) $65,000,000 plus (ii) the amount, if any, by which adjusted EBITDA for the year ended December 31, 2017 (determined from IEA's audited financial statements and calculated in a manner consistent with Section 10.1(f)(y) of IEA's disclosure schedules to the Merger Agreement) is less than $52,700,000.

        As disclosed in the Company's preliminary proxy statement filed with the SEC on January 10, 2018, IEA's fourth quarter results were negatively impacted by project start dates being deferred from 2017 to 2018 as a result of the uncertainty surrounding the adoption of the Tax Cuts and Jobs Act of 2017. IEA anticipates that the impact of the deferral of these project start dates will be to shift approximately $28.0 million of revenue from 2017 to 2018. These estimates for fiscal 2017 are unaudited and should be considered preliminary and subject to change. Amendment No. 3 adjusts the 2018 earnout threshold to take into account the revenue that is projected to be realized in 2018, rather than 2017, as a result of the deferral of these project start dates.

        A copy of Amendment No. 3 is attached as Exhibit 2.4 hereto and is incorporated herein by reference. For a detailed discussion of the Merger Agreement, see the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission ("SEC") on November 3, 2017. For the full text of the Merger Agreement, Amendment No. 1 and Amendment No. 2, see Exhibit 2.1 to the Company's Amendment No. 1 to its Current Report on Form 8-K filed with the SEC on November 8, 2017, Exhibit 2.2 to the Company's Current Report on Form 8-K filed with the SEC on November 21, 2017 and Exhibit 2.3 to the Company's Current Report on Form 8-K filed with the SEC on December 27, 2017, which are also incorporated by reference as Exhibits 2.1, 2.2 and 2.3, respectively, hereto.

Additional Information

        The proposed transaction to which the Merger Agreement, Amendment No. 1, Amendment No. 2 and Amendment No. 3 relate will be submitted to stockholders of the Company for their approval. In connection with that approval, the Company will file with the SEC a proxy statement containing information about the proposed transaction and the respective businesses of the Company and IEA. Stockholders are urged to read the proxy statement when it becomes available because it will contain important information. Stockholders will be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company, without charge, at the SEC's website (www.sec.gov) or by calling 1-800-SEC-0330. Copies of the proxy statement and other filings with the SEC can also be obtained, without charge, by directing a request to M III Acquisition Corp., 3 Columbus Circle, 15th Floor, New York, NY 10019, (212) 716-1491.

        The Company, IEA and their respective directors and executive officers may be deemed to be participants in the solicitations of proxies from the Company's stockholders in respect of the proposed transaction. Information regarding the Company's directors and executive officers is available in its Form 10-K filed with the SEC on March 30, 2017. Additional information regarding the participants in

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the proxy solicitation and a description of their direct and indirect interests will be contained in the proxy statement when it becomes available.

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits:

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of November 3, 2017, by and among the Company, IEA Energy Services, LLC, Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and, solely for purposes of certain sections therein, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 2.1 to the Company's Amendment No. 1 to its Current Report on Form 8-K filed November 8, 2017).
2.2
Amendment No. 1 to the Agreement and Plan of Merger, dated as of November 15, 2017, by and among IEA Energy Services, LLC, M III Acquisition Corp., Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K filed November 21, 2017).
2.3
Amendment No. 2 to the Agreement and Plan of Merger, dated as of December 27, 2017, by and among IEA Energy Services, LLC, M III Acquisition Corp., Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC and M III Sponsor I LP.
2.4
Amendment No. 3 to the Agreement and Plan of Merger, dated as of January 9, 2018, by and among IEA Energy Services, LLC, M III Acquisition Corp., Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC and M III Sponsor I LP.

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 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2018

M III ACQUISITION CORP.
By:	/s/ MOHSIN Y. MEGHJI
	Name:	Mohsin Y. Meghji
	Title:	Chairman and Chief Executive Office

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE